U.S. Global Sea to Sky Cargo ETF
Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 98.5%	Shares	Value
Australia - 3.0%
Brambles Ltd.	15,505	$194,057

China - 12.2%
COSCO SHIPPING Energy Transportation Company, Ltd. - H-Shares	162,270	131,377
COSCO SHIPPING Holdings Company, Ltd. - H-Shares	171,879	270,361
J&T Global Express Ltd. (a)	261,357	190,103
ZTO Express Cayman, Inc. - ADR	10,101	200,404
		792,245

Denmark - 7.7%
AP Moller - Maersk AS - Class B	179	310,931
DSV AS	962	185,787
		496,718

Germany - 2.9%
Deutsche Post AG	4,363	186,256

Hong Kong - 8.5%
Orient Overseas International, Ltd.	18,010	266,859
SITC International Holdings Company, Ltd.	103,666	281,765
		548,624

Israel - 3.7%
ZIM Integrated Shipping Services, Ltd. (b)	16,378	238,955

Japan - 4.9%
Nippon Express Holdings, Inc.	10,967	198,881
Nippon Yusen KK	3,627	118,998
		317,879

Monaco - 4.0%
Scorpio Tankers, Inc.	6,943	260,918

Norway - 7.1%
Hoegh Autoliners ASA	46,316	336,561
MPC Container Ships ASA	84,008	127,042
		463,603

Singapore - 4.0%
Hafnia Ltd.	63,643	261,330

South Korea - 4.7%
HMM Company, Ltd.	23,070	306,451

Spain - 3.2%
Logista Integral SA	6,510	206,814

Switzerland - 2.0%
Kuehne + Nagel International AG	552	126,972

Taiwan - 13.6%
Evergreen Marine Corporation Taiwan, Ltd.	47,943	318,393
Wan Hai Lines, Ltd.	100,931	237,717
Yang Ming Marine Transport Corporation	147,032	329,468
		885,578

United Kingdom - 3.9%
TORM PLC - Class A (b)	15,251	251,336

United States - 13.1%
Expeditors International of Washington, Inc.	1,683	202,381
FedEx Corporation	812	197,949
International Seaways, Inc.	3,961	131,505
Matson, Inc.	1,009	129,324
United Parcel Service, Inc. - Class B	1,701	187,093
		848,252
TOTAL COMMON STOCKS (Cost $6,856,742)		6,385,988

SHORT-TERM INVESTMENTS - 7.4%		Value
Investments Purchased with Proceeds from Securities Lending - 6.4%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.46% (c)(d)	418,132	418,132

Money Market Funds - 1.0%	Shares
First American Government Obligations Fund - Class X, 4.27% (c)	63,734	63,734
TOTAL SHORT-TERM INVESTMENTS (Cost $481,866)		481,866

TOTAL INVESTMENTS - 105.9% (Cost $7,338,608)		6,867,854
Liabilities in Excess of Other Assets - (5.9)%		(382,655)
TOTAL NET ASSETS - 100.0%		$6,485,199
two		–%
Percentages are stated as a percent of net assets.		–%

ADR - American Depositary Receipt
ASA - Advanced Subscription Agreement
LLC - Limited Liability Company
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of March 31, 2025. The total market value of these securities was $388,786 which represented 6.0% of net assets.
(c)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.
(d)	Privately offered liquidity fund.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

U.S. Global Sea to Sky Cargo ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$6,385,988	$–	$–	$6,385,988
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	418,132
Money Market Funds	63,734	–	–	63,734
Total Investments	$6,449,722	$–	$–	$6,867,854

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $418,132 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.